UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 8.01	OTHER EVENTS

Zimmer Biomet Holdings, Inc. issued a press release on June 13, 2017 announcing the resolution of the FDA Warning Letter related to its Zhejiang, China manufacturing facility. A copy of the press release is attached hereto as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 13, 2017, issued by the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2017

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
	Name:	Chad F. Phipps
	Title:	Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 13, 2017, issued by the Registrant